Exhibit 13.1

Section 906 Certification of Principal Executive Officer

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QI Systems Inc. (the “Company”) on Form 20F for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven R. Garman, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2005

“Steven R. Garman” Name: Steven R. Garman Title: President and Principal Executive Officer